GLOBAL REAL ESTATE INDEX FUND

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS
GLOBAL REAL ESTATE INDEX FUND
SUPPLEMENT DATED OCTOBER 26, 2021 TO PROSPECTUS DATED JULY 31, 2021
The “Average Annual Total Return” table and related disclosure in the section entitled “FUND SUMMARIES – Global Real Estate Index Fund – Fund Performance” on page 49 of the Prospectus for the Global Real Estate Index Fund is replaced with the following:
AVERAGE ANNUAL TOTAL RETURN
(For the periods ended December 31, 2020)

	Inception Date	1‑Year	5‑Years	10‑Years	Since Inception
Shares Class	7/26/06
Returns before taxes		(8.38)%	4.67%	5.38%	3.34%
Returns after taxes on distributions		(8.55)%	3.38%	4.26%	2.26%
Returns after taxes on distributions and sale of Fund shares		(4.87)%	3.07%	3.80%	2.16%
MSCI® ACWI® IMI Core Real Estate Index (reflects no deduction for fees, expenses, or taxes)		(8.83)%	4.34%	5.68%	3.63%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts.
In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.

Please retain this supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675‑5986 800‑595‑9111 northerntrust.com/funds	NF SPT GRET PRO (10/21)

NORTHERN FUNDS PROSPECTUS